UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective February 4, 2025 Athena Gold Corporation (the “Company”) Company executed an Agreement and Plan of Merger and Amalgamation (the “Agreement”) by and among the Company and Nova Athena Gold Corp. a British Columbia, Canada company (“Athena BC”), a wholly-owned subsidiary of the Company.

Under the terms of the Agreement the Company will redomesticate from Delaware to British Columbia by completing a merger and amalgamation with and into Athena BC with Athena BC as the surviving corporation (the “Redomestication”) as more particularly described in the Agreement, a copy of which is filed herewith as Exhibit 10.1. Consummation of the Redomestication is subject to numerous conditions including having the transaction approved by shareholders owning at least a majority of the issued and outstanding shares of the Company. The Company has filed a registration statement on Form S-4 (the “Registration Statement”) which registers the issuance of shares of Athena BC to the Athena shareholders as part of the merger. That Registration Statement was declared effective by the SEC on February 4, 2025. The Company has scheduled an annual and special meeting of shareholders for March 27, 2025 at which time the shareholders will be asked to approve the Redomestication. The Company will be filing and distributing a definitive proxy statement and related proxy materials in connection with that meeting. Assuming shareholder approval is obtained, the Redomestication should be completed shortly thereafter.

Shareholders of the Company can review the Registration Statement and related exhibits at www.sec.gov. for further information about the proposed transaction.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
10.1	Agreement and Plan of Merger and Amalgamation
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: February 5, 2025	By:	/s/ John C. Power
John C. Power, President

3